UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8–K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 7, 2007
Metal Management, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33044	94-2835068

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

325 N. LaSalle Street., Suite 550, Chicago, Illinois		60610

(Address of Principal Executive Offices)		(Zip Code)
(312) 645-0700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This current report on Form 8-K/A amends the Form 8-K filed by Metal Management, Inc. (the “Company”) with the Securities and Exchange Commission on June 11, 2007 (the “June 11 Form 8-K”) to file herewith a copy of the Complaint, the Notice and the Guaranty, each as described and defined in the June 11 Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this report:

Exhibit No.	Description

99.1	The unconditional guaranty agreement between Esmark Incorporated and its subsidiaries and affiliates (collectively, “Esmark”) and the Company.

99.2	The Complaint filed by the Company on June 7, 2007 against Wheeling-Pittsburgh Steel Corporation in the Supreme Court of the State of New York County of New York.

99.3	The notice of motion for summary judgment in lieu of a complaint filed by the Company on June 7, 2007 against Esmark in the Supreme Court of the State of New York County of New York.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.
June 13, 2007	By:	/s/ Robert C. Larry
		Name:	Robert C. Larry
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	The unconditional guaranty agreement between Esmark Incorporated and its subsidiaries and affiliates (collectively, “Esmark”) and the Company.

99.2	The Complaint filed by the Company on June 7, 2007 against Wheeling-Pittsburgh Steel Corporation in the Supreme Court of the State of New York County of New York.

99.3	The notice of motion for summary judgment in lieu of a complaint filed by the Company on June 7, 2007 against Esmark in the Supreme Court of the State of New York County of New York.